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Exhibit 10.4

ACCURAY INCORPORATED

1998 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Parent and Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights, stock grants and SARs may also be granted under the Plan.

        2.    Certain Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b)   "Award" means any award granted to a Participant under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended.

          (e)   "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (f)    "Common Stock" means the Common Stock of the Company.

          (g)   "Company" means Accuray Incorporated, a California corporation.

          (h)   "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (i)    "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j)    "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

            (ii)   If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (n)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (o)   "Option" means a stock option granted pursuant to the Plan.

          (p)   "Optioned Stock" means the Common Stock subject to an Option.

          (q)   "Optionee" means an Employee or Consultant who receives an Option.

          (r)   "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s)   "Participant" means an Employee or Consultant who receives an Award under the Plan.

          (t)    "Plan" means this 1998 Equity Incentive Plan.

          (u)   "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of stock or stock purchase rights under Section 11 below.

          (v)   "SAR" means a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as adjusted in accordance with Section 13 of the Plan.

          (w)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (x)   "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned, issued or sold under the Plan is 2,341,307 Shares of Common Stock. The Shares may be authorized, but unissued Shares, reacquired Shares, Shares acquired on the open market specifically for distribution under this Plan, or any combination thereof. At no time may the maximum aggregate number of Shares issuable under the Plan exceed 30% of the outstanding common stock on the date hereof, provided, however, that such percentage limitation may be increased with the approval of the holders of 2/3 of the Company's outstanding securities as of the date of such increase.

        If an Option or SAR should expire or become unexercisable for any reason without having been exercised in full, or if shares of Restricted Stock are forfeited, the unused Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4.    Administration of the Plan.

          (a)   Procedure.

            (i)    Administration With Respect to Directors and Officers.    With respect to grants of Awards to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

            (ii)   Multiple Administrative Bodies.    If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

            (iii)  Administration With Respect to Consultants and Other Employees.    With respect to grants of Awards to Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)   Powers of the Administrator.    Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

            (ii)   to select the officers, Consultants and Employees to whom Awards may from time to time be granted hereunder;

            (iii)  to determine whether and to what extent Options, stock grants, stock purchase rights or SARs, or any combination thereof, are granted hereunder;

            (iv)  to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

            (v)   to approve forms of agreement for use under the Plan;

            (vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other Award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

            (vii) to determine whether and under what circumstances an Option or SAR may be settled in cash under subsection 9(f) instead of Common Stock;

            (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

            (ix)  to reduce the exercise price of any Option or SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date the Option or SAR was granted; and

            (x)   to determine the terms and restrictions applicable to stock grants, stock purchase rights and the Restricted Stock granted by such stock grant or purchased by exercising such stock purchase rights.

          (c)   Effect of Committee's Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted hereunder.

        5.    Eligibility.

          (a)   Nonstatutory Stock Options and SARs may be granted to Employees, non-Employee Members of the Board and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or SAR may, if he is otherwise eligible, be granted additional Options or SARs.

          (b)   Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c)   For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d)   The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

        6.    Vesting.    Options or SARs granted under the Plan shall vest in annual increments of at least 20% over not more than five years from the date of each option grant, provided that the Plan Administrator may provide in any Agreement issued pursuant to the Plan that an option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Plan Administrator.

        7.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

        8.    Terms of Options and SARs.    The term of each Option or SAR shall be the term stated in the written agreement evidencing such Option or SAR; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written agreement evidencing such Option.

        9.    Option Exercise Price and Consideration.

          (a)   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

            (i)    In the case of an Incentive Stock Option

            (A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

            (B)  granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)   In the case of a Nonstatutory Stock Option

            (A)  granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

            (B)  granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b)   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10.    Exercise of Options or SARs.

          (a)   Procedure for Exercise; Rights as a Shareholder.    Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

        An Option or SAR may not be exercised for a fraction of a Share.

        An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise such Option or SAR and, if an Option is to be exercised, full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

        Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option or SAR, by the number of Shares as to which the Option or SAR is exercised.

          (b)   Termination of Employment.    In the event of termination of a Participant's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Participant may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written agreement evidencing such Option or SAR), exercise his Option or SAR to the extent that such Participant was entitled to exercise it at the date of such termination. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of such termination, or if such Participant does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

          (c)   Disability of Optionee.    Notwithstanding the provisions of Section 9(b) above, in the event of termination of a Participant's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), such Participant may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written agreement evidencing such Option or SAR), exercise the Option or SAR to the extent otherwise entitled to exercise it at the date of such termination. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of termination, or if such Participant does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

          (d)   Death of Optionee.    In the event of the death of a Participant, the Option or SAR may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written agreement evidencing such Option or SAR), by the Participant's estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent the Participant was entitled to exercise the Option or SAR at the date of death. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of death, or if such Participant's estate or any person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

          (e)   Rule 16b-3.    Options or SARs granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exception from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option or SAR previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

          (g)   Payout Provisions.    At the discretion of the Company, the payment to a Participant upon exercise of a SAR, may be in cash, in Shares of equivalent value, or in some combination thereof, subject to the availability of Shares to the Company under the Plan.

        11.    Non-Transferability of Options or SARs.    The Option or SAR may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The terms of the Option or SAR shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

        12.    Stock Grants and Stock Purchase Rights.

          (a)   Awards and Rights to Purchase.    Stock grants and stock purchase rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will make a stock grant or offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the grant or offer, including the number of Shares that such person shall be granted or entitled to purchase and, in the case of a right to purchase (i) the price to be paid [which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer], and (ii) the time within which such person must accept such offer, [which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right]. The offer shall be accepted by execution of a Restricted Stock purchase agreement, as the case may be, in the form determined by the Administrator.

          (b)   Other Provisions.    The Restricted Stock grant agreement and purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock grant agreements or purchase agreements need not be the same with respect to each purchaser.

          (c)   Rights as a Shareholder.    Once the stock grant is completed or a stock purchase right is exercised, the grantee or purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her grant or purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock grant is completed or the stock purchase right is exercised, except as provided in Section 13 of the Plan.

        13.    Stock Withholding to Satisfy Withholding Tax Obligations.    At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Option, stock grant, stock purchase right or SAR, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or SAR, or the Shares to be issued in connection with the stock grant or stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        In the event that the Company elects to make a payment to the Participant in cash upon the exercise of a SAR, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from such payment the amount required to satisfy such withholding tax obligation.

        All elections by a Participant to have Shares or cash withheld for this purpose, as the case may be, shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)   the election must be made on or prior to the applicable Tax Date;

          (b)   once made, the election shall be irrevocable as to the particular Shares of the Option, stock purchase right or SAR, as to which the election is made;

          (c)   all elections shall be subject to the consent or disapproval of the Administrator;

          (d)   if the Participant is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        In the event the election to have Shares or cash withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares or full amount of cash, as the case may be, with respect to which the Option, stock grant, stock purchase right or SAR is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares, or the proper amount of cash, as the case may be, on the Tax Date.

        14.    Adjustments Upon Changes in Capitalization or Merger.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or SAR, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or SARs have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or SAR, as well as the price per share of Common Stock covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or SAR.

        In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or SAR will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option or SAR shall be assumed or an equivalent option or stock appreciation right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or SAR, or to substitute an equivalent option or stock appreciation right, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise all Options or SARs previously granted to such Participant, including Options or SARs which would not otherwise be exercisable. If the Board makes an Option or SAR fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option or SAR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger, the Option or SAR, confers the right to purchase, or receive the appreciation in Fair Market Value, as the case may be, for each Share of stock subject to the Option or SAR immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        15.    Time of Granting Options.    The date of grant of an Option or SAR shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or SAR, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or SAR is so granted within a reasonable time after the date of such grant.

        16.    Amendment and Termination of the Plan.

          (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)   Effect of Amendment or Termination.    Any such amendment or termination of the Plan shall not affect Options or SARs already granted and such Options or SARs shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

        17.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Option or SAR unless the exercise of such Option or SAR and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option or SAR, the Company may require the person exercising such Option or SAR to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.    Agreements.    Options, stock grants, stock purchase rights and SARs shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

        20.    Shareholder Approval.    Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

        21.    Information to Participants.    The Company shall provide to each Participant, during the period for which such Participant has one or more Options or SARs outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. Further, the Company shall provide to each such Participant, at least annually, financial statements prepared by management of the Company. The Company shall not be required to provide such information or financial statement if the issuance of Options or SARs under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

OPTION #

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

ACCURAY INCORPORATED
1998 EQUITY INCENTIVE PLAN
INCENTIVE STOCK OPTION AGREEMENT

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

Date:	Print name:

        The undersigned, being the spouse of the above-named Optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement, including, without limitation, the provisions of paragraph 11 providing a right of first refusal in favor of the Company upon certain changes in record ownership, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Date:	Print name:

        Accuray Incorporated granted to the individual named in the attached Notice of Grant of Stock Options and Option Agreement an option to purchase certain shares of Common Stock of the Company, in the manner and subject to the provisions of this Option Agreement.

        1.    Definitions:

          (a)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (b)   "Company" shall mean Accuray Incorporated, a California corporation, and any successor corporation thereto.

          (c)   "Date of Option Grant" shall be as defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (d)   "Exercise Price" shall mean the per share price as adjusted from time to time pursuant to paragraph 9 below and as defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (e)   "Number of Option Shares" shall mean the number of shares of Common Stock of the Company as adjusted from time to time pursuant to paragraph 9 below defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (f)    "Option" shall mean the option to purchase shares of Common Stock of the Company granted hereunder.

          (g)   "Option Termination Date" shall mean the date ten (10) years after the Date of Option Grant.

          (h)   "Optionee" shall mean the grantee of the option as defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (i)    "Plan" shall mean the Accuray Incorporated 1998 Equity Incentive Plan.

          (j)    "Vesting Schedule." Except as provided in paragraphs 7 and 8 below, the "Vesting Schedule" shall be as defined in the Notice of Grant of Stock Options and Option Agreement attached.

        2.    Status of the Option.    This Option is intended to be an incentive stock option, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment of Section 422 of the Code, including, but not limited to, holding period requirements.

        3.    Administration.    All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board, in accordance with the terms of the Plan. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.

        4.    Exercise of the Option.

          (a)   Right to Exercise.    The Option shall become exercisable in accordance with the Vesting Schedule set forth in Section 1 above. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          (b)   Method of Exercise.    The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares relating to compliance with applicable federal or state securities laws and other administrative matters as reasonably may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and is not effective until it is delivered in person or by certified or registered mail, return receipt requested, to the President of the Company prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

          (c)   Form of Payment of Exercise Price.    Such payment shall be made in cash, by check, cash equivalent, or pursuant to a "cashless exercise" in which the appropriate number of shares being purchased are retained by the Company in satisfaction of such payment obligations.

          (d)   Withholding.    At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

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          (e)   Certificate Registration.    The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee and promptly delivered to such shareholder following satisfaction of the various requirements hereunder.

          (f)    Restrictions on Grant of the Option and Issuance of Shares.    The issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The Optionee is cautioned that the Option may not be exercisable unless the foregoing conditions are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested. Questions concerning this restriction should be directed to the President of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g)   Fractional Shares.    The Company at its discretion shall determine whether to issue fractional shares upon the exercise of the Option or to pay to the Optionee cash equal to the fair market value of such fractional shares.

        5.    Non-Transferability of the Option.    The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        6.    Termination of the Option.    The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Termination Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon an "Ownership Change" to the extent provided in paragraph 8 below.

        7.    Termination of Employment.

          (a)   Termination of the Option.

            (i)    Termination for Cause.    If the Optionee ceases to be an employee of the Company by reason of "termination for cause," as defined below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, shall terminate on the date on which the Optionee's employment terminated. For the purposes of this paragraph 7(a)(i), "termination for cause" shall mean an involuntary termination by the Company or a voluntary termination by the Optionee as a result of or in connection with the following events:

              (1)   the Optionee's intentional, persistent failure, dereliction, or refusal to perform such duties as are reasonably assigned to him or her by the officers and directors of the Company from time to time; or

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              (2)   the Optionee's fraud, dishonesty, or other deliberate injury to the Company in the performance of his or her duties; or

              (3)   the Optionee's conviction of a crime which constitutes a felony involving moral turpitude, fraud or deceit in the jurisdiction in which the Optionee is employed, regardless of whether such crime involves the Company; or

              (4)   the Optionee's material breach of his or her employment agreement or willful, improper disclosure of confidential information relating to the Company.

            (ii)   Death or Disability.    If the Optionee ceases to be an employee of the Company by reason of the death or disability of the Optionee within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised by the Optionee may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of one (1) year from the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.

            (iii)  Other Termination.    If the Optionee ceases to be an employee of the Company for any reason, except death or disability within the meaning of Section 422(c) of the Code or "termination for cause," as defined in paragraph 7(a)(i) above, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.

        Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Company.

          (b)   Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Termination Date.

        8.    Ownership Change.

          (a)   In the event of (i) the acquisition of the Company, including a merger or consolidation of the Company with or into another corporation where the existing shareholders do not retain a majority of the beneficial interest in the voting stock of the Company, (ii) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more parent or subsidiary corporations of the Company), the successor entity may either assume the Option or substitute it with an equivalent option, or the Board shall provide for the Optionee to have the right to exercise all Options previously granted including Options that would otherwise not be exercisable, in accordance with the provisions of the Plan.

          (b)   In the event of a proposed liquidation or dissolution of the Company, the Board shall notify the Optionee at least fifteen days prior to the proposed action.

        In the event of an Ownership Change, the Option shall terminate and cease to be outstanding effective as of the date of the Ownership Change to the extent that the Option is neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change.

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        9.    Effect of Change in Stock Subject to the Option.    Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10.    Rights as a Shareholder or Employee.    The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment at any time.

        11.    Right of First Refusal.

          (a)   Right of First Refusal.    In the event the Optionee proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal").

          (b)   Notice of Proposed Transfer.    Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any shares acquired upon the exercise of the Option to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c)   Bona Fide Transfer.    In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          (d)   Exercise of the Right of First Refusal.    In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all or a portion of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is

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  issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e)   Failure to Exercise the Right of First Refusal.    If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

          (f)    Transferees of the Transfer Shares.    All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

          (g)   Assignment of the Right of First Refusal.    The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

        12.    Stock Dividends Subject to Option Agreement.    If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

        13.    Notice of Sales Upon Disqualifying Disposition.    The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the President of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the

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Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

        14.    Legends.    The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 11 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 14. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a)   "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b)   Any legend required to be placed thereon by applicable law.

          (c)   "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

        15.    Initial Public Offerings.    The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act. The Optionee shall be subject to this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

        16.    Binding Effect.    This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        17.    Termination or Amendment.    The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that no such action shall

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deprive any person, without such person's consent, of any rights previously granted pursuant to this Option Agreement.

        18.    Incorporation of Terms of Plan; Integrated Agreement.    The terms of the Plan are incorporated herein by reference. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        19.    Applicable Law.    This Option Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its choice of law provisions.

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OPTION #

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

ACCURAY INCORPORATED
1998 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

Date:	Print name:

        The undersigned, being the spouse of the above-named Optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement, including, without limitation, the provisions of paragraph 11 providing a right of first refusal in favor of the Company upon certain changes in record ownership, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Date:	Print name:

        Accuray Incorporated granted to the individual named in the attached Notice of Grant of Stock Options and Option Agreement an option to purchase certain shares of Common Stock of the Company, in the manner and subject to the provisions of this Option Agreement.

        1.    Definitions:

          (a)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (b)   "Company" shall mean Accuray Incorporated, a California corporation, and any successor corporation thereto.

          (c)   "Date of Option Grant" shall be as defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (d)   "Exercise Price" shall mean the per share price as adjusted from time to time pursuant to paragraph 9 below and as defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (e)   "Number of Option Shares" shall mean the number of shares of Common Stock of the Company as adjusted from time to time pursuant to paragraph 9 below defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (f)    "Option" shall mean the option to purchase shares of Common Stock of the Company granted hereunder.

          (g)   "Option Termination Date" shall mean the date ten (10) years after the Date of Option Grant.

          (h)   "Optionee" shall mean the grantee of the option as defined in the Notice of Grant of Stock Options and Option Agreement attached.

          (i)    "Plan" shall mean the Accuray Incorporated 1998 Equity Incentive Plan.

          (j)    "Vesting Schedule." Except as provided in paragraphs 7 and 8 below, the "Vesting Schedule" shall be as defined in the Notice of Grant of Stock Options and Option Agreement attached.

        2.    Status of the Option.    This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option described in Section 422 of the Code.

        3.    Administration.    All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board, in accordance with the terms of the Plan. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.

        4.    Exercise of the Option.

          (a)   Right to Exercise.    The Option shall become exercisable in accordance with the Vesting Schedule set forth in Section 1 above. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          (b)   Method of Exercise.    The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares relating to compliance with applicable federal or state securities laws and other administrative matters as reasonably may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and is not effective until it is delivered in person or by certified or registered mail, return receipt requested, to the President of the Company prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

          (c)   Form of Payment of Exercise Price.    Such payment shall be made in cash or by check.

          (d)   Withholding.    At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

          (e)   Certificate Registration.    The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee and promptly delivered to such shareholder following satisfaction of the various requirements hereunder.

          (f)    Restrictions on Grant of the Option and Issuance of Shares.    The issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the

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  issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The Optionee is cautioned that the Option may not be exercisable unless the foregoing conditions are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested. Questions concerning this restriction should be directed to the President of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g)   Fractional Shares.    The Company at its discretion shall determine whether to issue fractional shares upon the exercise of the Option or to pay to the Optionee cash equal to the fair market value of such fractional shares.

        5.    Non-Transferability of the Option.    The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        6.    Termination of the Option.    The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Termination Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon an "Ownership Change" to the extent provided in paragraph 8 below.

        7.    Termination of Employment.

          (a)   Termination of the Option.

            (i)    Termination for Cause.    If the Optionee is an employee at the time the option is granted and thereafter ceases to be an employee of the Company by reason of "termination for cause," as defined below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, shall terminate on the date on which the Optionee's employment terminated. For the purposes of this paragraph 7(a)(i), "termination for cause" shall mean an involuntary termination by the Company or a voluntary termination by the Optionee as a result of or in connection with the following events:

              (1)   the Optionee's intentional, persistent failure, dereliction, or refusal to perform such duties as are reasonably assigned to him or her by the officers and directors of the Company from time to time; or

              (2)   the Optionee's fraud, dishonesty, or other deliberate injury to the Company in the performance of his or her duties; or

              (3)   the Optionee's conviction of a crime which constitutes a felony involving moral turpitude, fraud or deceit in the jurisdiction in which the Optionee is employed, regardless of whether such crime involves the Company; or

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              (4)   the Optionee's material breach of his or her employment agreement or willful, improper disclosure of confidential information relating to the Company.

            (ii)   Death.    Upon the death of the Optionee, the Option, to the extent unexercised by the Optionee may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of one (1) year from the date of death, but in any event no later than the Option Termination Date.

            (iii)  Other Termination.    If the Optionee is an employee at the time the option is granted and thereafter ceases to be an employee of the Company for any reason, except death or "termination for cause," as defined in paragraph 7(a)(i) above, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.

        Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee, if an employee on the date the option is granted, ceases to be an employee of the Company.

          (b)   Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Termination Date.

        8.    Ownership Change.    An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a)   In the event of (i) the acquisition of the Company, including a merger or consolidation of the Company with or into another corporation where the existing shareholders do not retain a majority of the beneficial interest in the voting stock of the Company, (ii) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more parent or subsidiary corporations of the Company), the successor entity may either assume the Option or substitute it with an equivalent option, or the Board shall provide for the Optionee to have the right to exercise all Options previously granted including Options that would otherwise not be exercisable, in accordance with the provisions of the Plan.

          (b)   In the event of a proposed liquidation or dissolution of the Company, the Board shall notify the Optionee at least fifteen days prior to the proposed action.

        In the event of an Ownership Change, the Option shall terminate and cease to be outstanding effective as of the date of the Ownership Change to the extent that the Option is neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change.

        9.    Effect of Change in Stock Subject to the Option.    Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become

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shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10.    Rights as a Shareholder or Employee.    The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or, in the case of an Optionee who is an employee on the date the option is granted, interfere in any way with any right of the Company to terminate the Optionee's employment at any time.

        11.    Right of First Refusal.

          (a)   Right of First Refusal.    In the event the Optionee proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal").

          (b)   Notice of Proposed Transfer.    Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any shares acquired upon the exercise of the Option to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c)   Bona Fide Transfer.    In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          (d)   Exercise of the Right of First Refusal.    In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all or a portion of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the

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  Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e)   Failure to Exercise the Right of First Refusal.    If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

          (f)    Transferees of the Transfer Shares.    All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

          (g)   Assignment of the Right of First Refusal.    The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

        12.    Stock Dividends Subject to Option Agreement.    If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

        13.   Legends.    The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 11 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 13. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a)   "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH

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  SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b)   Any legend required to be placed thereon by applicable law.

          (c)   "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

        14.    Initial Public Offerings.    The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act. The Optionee shall be subject to this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

        15.    Binding Effect.    This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        16.    Termination or Amendment.    The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that no such action shall deprive any person, without such person's consent, of any rights previously granted pursuant to this Option Agreement.

        17.    Incorporation of Terms of Plan; Integrated Agreement.    The terms of the Plan are incorporated herein by reference. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        18.    Applicable Law.    This Option Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its choice of law provisions.

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ACCURAY INCORPORATED 1998 EQUITY INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AGREEMENT